Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Schroders VCP Global Allocation Portfolio

(the “Portfolio”)

Supplement dated April 25, 2018, to the Portfolio’s

Statement of Additional Information dated May 1, 2017, as amended

At the March 27, 2018 meeting of the Board of Trustees (the “Board”) of SunAmerica Series Trust (“SAST”), the Board approved an amendment to the Investment Sub-Sub-Advisory Agreement (the “Amendment”) between Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Limited”) with respect to the Portfolio. Under the Amendment, effective April 1, 2018, SIMNA Inc. will pay SIMNA Limited a sub-subadvisory fee in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect. As of the effective date of the Amendment, under the current Schroders Group Transfer Pricing Policy, SIMNA Inc. will pay to SIMNA Limited at the end of each of month an amount equal to forty-nine and a half percent (49.5%) of all fees actually paid by SunAmerica Asset Management, LLC (“SAAMCo”) to SIMNA Inc. in the prior month under Section 3 and Schedule A of the Sub-Advisory Agreement between SAAMCo and SIMNA Inc. Notably, the sub-advisory fees paid by the Portfolio will not change as a percentage of the Portfolio’s average net asset value; instead, the Amendment will impact the allocation between SIMNA Inc. and SIMNA Limited of the aggregate amount of sub-advisory fees paid by the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.